EXHIBIT 10.3



                 TECHNOLOGY SERVICE GROUP, INC.

                    1994 Omnibus Stock Plan
          ___________________________________________


 1. Plan Purpose.

   (a)    This Technology Service Group, Inc. 1994 Omnibus Stock
          Plan (the "Plan") is intended to provide incentives to


     (i) the officers and other employees of Technology Service Group, Inc. (the "Company"), its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options that qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code") granted hereunder ("ISO" or "ISOs");

     (ii) the directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder that do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); and

    (iii) the directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of restricted stock in the Company ("Restricted Stock").


   (b) Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation" as those terms are defined in Section 425 of the Code.


 2. Administration of the Plan.

   (a) The Plan shall be administered by the Compensation Committee Board of Directors (the "Board") until such time as the Board appoints a Stock Plans Committee in connection with the Company's initial public offering (the "Committee"). In the event the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, each member of the Committee shall be a "disinterested person" as defined in Rule 16b-3 under that Act.
          Subject to ratification of the grant of each Option or Restricted Stock by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority

     (i) to determine (subject to the eligibility requirements of Paragraph 3) the employees of the Company and Related Corporations to whom ISOs may be granted and to determine to whom Non-Qualified Options or Restricted Stock may be granted;

     (ii) to determine the time or times at which Options or Restricted Stock may be granted;

    (iii) to determine the purchase price of Restricted Stock and the option price of shares subject to Option, which in the case of ISOs shall not be less than the minimum specified in Paragraph 6;

     (iv) to determine whether an Option granted shall be an ISO or a Non-Qualified Option;

     (v) to determine the time or times when each Option shall become exercisable and (subject to Paragraph 7) the duration of the exercise period;

     (vi) to determine whether restrictions such as repurchase rights are to be imposed on shares subject to Options and to Restricted Stock, and the nature of such restrictions, if any; and

    (vii) to interpret the Plan and prescribe and rescind rules and regulations relating to it.

  (b)     If the Committee determines to issue a Non-Qualified
          Option, it shall take whatever actions it deems necessary under Section 422 of the Code and the regulations promulgated thereunder to ensure that such Option is not treated as an ISO.

  (c) The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. The interpretation and construction by the Committee of any provisions of the Plan or of any Option or authorization or agreement for Restricted Stock shall be final unless otherwise determined by the Board.

  (d) The Committee may select one of its members as its chairman, and shall hold meetings at such times and places as it may determine. Any act taken by a majority of the members of the Committee whether in person, by conference telephone call, or by written consent shall be the valid act of the Committee.

  (e) From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan. All references in the Plan to the Committee shall mean the Board if there is no Committee.

  (f) No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Restricted Stock grant.


 3. Eligibility.

  (a) ISOs may be granted to any officer or other employee of the Company or any Related Corporation. Those directors of the Company who are not employees may not be granted
          ISOs under the Plan.

  (b) Non-Qualified Options and Restricted Stock may be granted to any director (whether or not an employee), officer, employee or consultant of the Company or any Related Corporation.

  (c) The Committee may take into consideration an optionee's individual circumstances in determining whether to grant an ISO, a Non-Qualified Option or Restricted Stock.

  (d) Granting of any Option or Restricted Stock to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Options or Restricted Stock.

  (e) Subject to adjustment as provided in Paragraph 13, below, the maximum number of shares with respect to which options may be granted during the term of the Plan to any one employee under the Plan shall not exceed 300,000 shares of common stock.


 4. Stock. The stock subject to Options and Restricted Stock shall be authorized but unissued shares of Common Stock of the Company, par value $.01 per share, (the "Common Stock") or shares of Common Stock re-acquired by the Company in any manner. The aggregate number of shares that may be issued pursuant to the Plan is 635,000, subject to adjustment as provided in Paragraph 13. Any such shares may be issued as ISOs, Non-Qualified Options or Restricted Stock so long as the aggregate number of shares issued does not exceed such number, as so adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if any Restricted Stock shall be forfeited or shall be reacquired by the Company by exercise of its repurchase right, the shares subject to such expired or terminated Option and the forfeited or reacquired shares of Restricted Stock shall again be available for grants of Options or Restricted Stock under the Plan.


 5. Grants Under the Plan. Options or Restricted Stock may be granted under the Plan at any time on or after the Adoption Date and on or before the Expiration Date (as those terms are defined in Paragraph 17). Any grants of ISOs shall be subject to the receipt within 12 months of the Adoption Date of the approval of stockholders as provided in Paragraph 17(c). The date of grant of an Option under the Plan will be the date specified by the Committee at the time it awards the Option; provided, however, that such date shall not be prior to the date of award. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to Paragraph 15.


 6.  Minimum Option Price and ISO Limitations.

  (a) The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of grant.

  (b) In the case of an ISO granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the option agreement shall not be less than 110% of the fair market value of Common Stock on the date of grant.

  (c) The fair market value determined as of the grant date of Common Stock first exercisable by an ISO optionee in a given calendar year under all his ISOs (granted under all stock option plans of the Company and any Related Corporation) shall not exceed $100,000.

  (d) If at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes referred to below are available prior to the date such Option is granted and shall mean -

    (i) the closing price on that day of the Common Stock if such stock is then traded on a national securities exchange; or

    (ii)  the last reported sale price on that day of the Common
          Stock if the Common Stock is traded through the NASDAQ
          National Market System or the Small Cap Market; or

    (iii) the closing bid price (or average of closing bid prices) last quoted on that day by an established quotation service for over-the-counter securities, if the Common Stock is not reported on a national securities exchange or on the NASDAQ National Market System or Small Cap Market.

  (e) However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors that it deems appropriate, including, but without limitation thereto, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.


 7. Option Duration. Subject to earlier termination as provided in Paragraphs 9 and 10, each Option shall expire on the date specified by the Committee, but not more than 10 years from the date of grant. In the case of ISOs granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation, each such ISO shall expire not more than 5 years from date of grant. Subject to earlier termination as provided in Paragraphs 9 and 10, the term of each ISO shall be the term set forth in the option agreement.


 8. Exercise of an Option. Subject to the provisions of Paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

  (a) The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

  (b) Once an installment becomes exercisable, it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

  (c) Each Option or installment thereof that becomes exercisable may be exercised at any time or from time to time, in whole or in part thereafter until the Option terminates.

  (d) The Committee shall have the right to accelerate the date of exercise of any installment, except that the Committee shall not accelerate the exercise date of any installment of any Option granted to an employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 15) if such acceleration would violate the annual vesting limitation contained in
          Section 422(d) of the Code, and the provisions of Paragraph 6(b).


 9. Termination of Employment.

  (a) By Reason of Death. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the ISO's specified expiration date or 180 days from the date of the optionee's death.

  (b) By Reason of Disability. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the ISO's specified expiration date or 180 days from the date of the termination of the optionee's employment. For purposes of the Plan, the term "disability" shall have the meaning assigned to it in Section 22(e)(3) of the Code or any successor statute.

  (c)     For Any Other Reasons.

    (i) If an ISO optionee ceases to be employed by the Company or any Related Corporation other than by reason of his death or disability, no further installments of his then outstanding ISOs shall become exercisable, and his ISOs shall terminate on the earlier to occur of (a) the expiration of 60 days from the date of the termination of his employment, or (b) his ISOs' specified expiration dates, unless the Committee shall convert his ISOs into Non-Qualified Options pursuant to Paragraph 15 and shall agree to the continuation of his Options in such respect as it shall determine in its discretion.

         (1) Leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan if such written approval contractually obligates the Company or any Related
               Corporation to continue the employment of the employee after the approved period of absence.

         (2) Employment shall also be considered as continuing uninterrupted during any other bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to re-employment is guaranteed by statute.

  (d) Nothing in the Plan shall be deemed to give any grantee of any Option or Restricted Stock the right to be retained in employment or other service by the Company or any Related Corporation for any period of time. Options granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation.

  (e) In the case of holders of Non-Qualified Options, the foregoing termination and cancellation provisions shall also apply unless specifically otherwise provided in the option agreement pursuant to which the Option was granted or by a subsequent determination of the Committee.


 10. Dissolution of an Entity That is an Optionee. If a partnership, corporation or other entity holds a Non-Qualified Option and such entity is dissolved, liquidated, becomes insolvent or enters into a merger or acquisition with respect to which such optionee is not the surviving entity, such Option shall terminate immediately upon the occurrence of such event.


 11. Assignability. No Option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution. During the lifetime of the Optionee each Option shall be exercisable only by him.


 12.      Terms and Conditions of Options.

  (a) Options shall be evidenced by option agreements (which need not be identical) in such form as the Committee may from time to time approve. The agreements shall conform to the terms and conditions set forth in Paragraphs 6 through 11 hereof, but may contain such other provisions as the Committee deems advisable that are not inconsistent with the Plan, including transfer and repurchase restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such agreements. The appropriate officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

  (b) Each employee who receives an ISO shall by signing the option agreement relating to such ISO automatically thereby agree to notify the Company in writing immediately after the employee makes a disqualifying disposition of any Common Stock received pursuant to the exercise of an ISO (a "Disqualifying Disposition"). Disqualifying Disposition means any disposition (including any sale) of such stock before the expiration of (a) two years after the grant date of the ISO under which such stock was acquired, or (b) one year after the optionee acquired such stock by exercising such ISO, whichever period expires later. If the optionee dies before such stock is sold, the holding period requirements no longer apply and thereafter, no Disqualifying Disposition can occur.


 13. Adjustments. Upon the happening of any of the following described events, an optionee's rights with respect to his Options shall be adjusted as hereinafter provided:

  (a) If shares of Common Stock shall be sub-divided or combined into a greater or smaller number of shares, or if upon a merger, consolidation, reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company or of another corporation, each optionee shall be entitled (subject to the conditions herein stated) to purchase such number of shares of common stock or of other securities of the Company or of such other corporation as were exchangeable for the number of shares of Common Stock that such optionee would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination, or exchange.

  (b) In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class that shall at the time be subject to an Option hereunder, each optionee upon exercising an Option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which he is exercising his Option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as he would have received if he had been the holder of the shares as to which he is exercising his Option at all times between the date of grant of such Option and the date of its exercise.

  (c) Notwithstanding the foregoing, any adjustments made pursuant to subparagraph 13(a) or (b) shall be made only after the Committee, having consulted with counsel for the Company, determines whether such adjustments with respect to ISOs will constitute a "modification" of such ISOs as that term is defined in Section 425 of the Code, or will cause any adverse tax consequences for the holders of such ISOs. No adjustments of any kind shall be made for dividends paid in cash or in property other than securities of the Company.

  (d)     No fractional shares shall be issued under the Plan.
          Any fractional share that, but for this subparagraph 13(d), would have been issued to an optionee pursuant to an Option shall be deemed to have been issued and immediately sold to the Company for its fair market value, and the optionee shall receive from the Company cash in lieu of such fractional share.

  (e) Upon the happening of any of the events described in subparagraphs 13(a) or (b), above, the class and aggregate number of shares set forth in Paragraph 4 hereof that are subject to Options that previously were or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events specified in such subparagraphs. The Committee shall determine the specific adjustments to be made under this Paragraph 13, and subject to Paragraph 2, its determination shall be conclusive.

  (f) Unless the approval of stockholders is not obtained within the time period set forth in Paragraph 17(a), no action of the Board or stockholders may alter or impair the rights of an optionee or purchaser of Restricted Stock without his consent under any Option or Restricted Stock previously granted to him.


 14.      Means of Exercising Options.

  (a) An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. The notice shall identify the Option being exercised and specify the number of shares being exercised, and shall be accompanied by full payment of the purchase price therefor either

    (i)   in United States dollars in cash or by check;

    (ii) at the discretion of the Committee, through the delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option;

    (iii) at the discretion of the Committee, by delivery of the optionee's personal recourse note bearing interest payable not less frequently than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code; or

    (iv) at the discretion of the Committee, by any combination of (i), (ii) and (iii) above.

  (b) If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii) or (iii) above, such discretion shall be exercised in writing at the time of the grant of the ISO in question.

  (c) The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by his Option until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in Paragraph 13 with respect to a change in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.


 15. Conversion and Termination of ISOs. At the written request or with the written consent of any optionee, the Committee may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. However, nothing in the Plan shall be deemed to give any optionee the right to have his ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee with the consent of the optionee may also terminate any portion of any ISO that has not been exercised at the time of such termination.

 16. Restricted Stock. Each Grant of Restricted Stock under the Plan shall be evidenced by an instrument (a "Restricted Stock Agreement") in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions as the Committee in its discretion shall establish:

  (a) The Committee shall determine the number of shares of Common Stock to be issued to an eligible person pursuant to the grant of Restricted Stock, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

  (b) Shares issued pursuant to a grant of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise disposed of, except by will or the laws of descent and distribution, or as otherwise determined by the Committee in the Restricted Stock Agreement, for such period as the Committee shall determine, from the date on which the Restricted Stock is granted (the "Restricted Period"). The Company shall have the right to repurchase the Common Stock at such price as the Committee shall have fixed in the Restricted Stock Agreement, which right will be exercisable

    (i) if the Participant's continuous employment or performance of services for the Company and the Related Corporations shall terminate prior to the expiration of the Restricted Period;

    (ii) if on or prior to the expiration of the Restricted Period or the lapse of such repurchase right, the Participant has not paid to the Company an amount equal to any federal, state, local or foreign income or other taxes that the Company determines is required to be withheld in respect of such Restricted Stock; or


    (iii) under such other circumstances as the Committee in its discretion shall determine.

  (c) Such repurchase right shall be exercisable on such terms, in such manner and during such period as is set forth in the Restricted Stock Agreement.

  (d) Each certificate for shares issued as Restricted Stock shall bear an appropriate legend referring to the foregoing repurchase right and other restrictions; shall be deposited by the stockholder with the Company, together with a stock power endorsed in blank; or shall be evidenced in such other manner permitted by applicable law as determined by the Committee in its discretion. Any attempt to dispose of any such shares in contravention of the foregoing repurchase right and other restrictions shall be null, void and without effect.

  (e) If shares issued as Restricted Stock shall be repurchased pursuant to a repurchase right, and if the stock certificates representing such shares were not retained by the Company, the stockholder, or in the event of his death, his personal representative, shall forthwith deliver to the Secretary of the Company such certificates, accompanied by such instrument of transfer, if any, as may reasonably be required by the Secretary of the Company.

  (f) If the repurchase right described above is not exercised by the Company before it lapses, such repurchase right and the restrictions shall terminate and be of no further force and effect.

  (g) If a person who has been in continuous employment or performance of services for the Company or a Related Corporation since the date on which Restricted Stock was granted to him shall, while in such employment or performance of services, die, or terminate his employment or performance of services by reason of his disability or early, normal or deferred retirement under an approved retirement program of the Company or a Related Corporation (or such other plan or arrangement as may be approved for this purpose by the Committee in its discretion) and if any of such events shall occur after the date on which the Restricted Stock was granted to him and prior to the end of the Restricted Period, the Committee may cancel the repurchase right (and any and all other restrictions) on any or all of the shares of Restricted Stock.


 17.      Term, Termination and Amendment of the Plan.

  (a) The Plan was adopted by the Board on November 1, 1994 (the "Adoption Date") subject to the approval of the Plan by the holders of a majority of the outstanding voting stock of the Company within 12 months of the Adoption Date.

  (b) The Plan shall expire on the tenth anniversary of the Adoption Date (the "Plan Expiration Date") (except as to Options and Restricted Stock outstanding on that date).


  (c) Subject to the provisions of Paragraph 5, above, Options and Restricted Stock may be granted under the Plan by the Committee, prior to the date of stockholder approval of the Plan. If the approval of stockholders is not obtained by within 12 months of the Adoption Date, any grants of Options or Restricted Stock under the Plan made prior to that date shall be rescinded.

  (d) The Board may terminate or amend the Plan in any respect at any time, except that the following amendments shall be null and void if not approved by stockholders within 12 months of the adoption thereof by the Board:

    (i) any increases the total number of shares that may be issued under the Plan (except by adjustment pursuant to Paragraph 13);

    (ii) any changes in the class of persons eligible to participate in the Plan; or

    (iii) any material increase in the benefits to participants under the Plan.


 18. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options and Restricted Stock shall be used for general corporate purposes.


 19. Governmental Regulation. The Company's obligation to sell and deliver shares of Common Stock under the Plan is subject to any governmental approval required in connection with the authorization, issuance or sale of such shares.


 20. Withholding of Additional Income Taxes. In accordance with the Code, upon (a) the exercise of a Non-Qualified Option;
          (b) the purchase of Common Stock for less than its fair market value; (c) the lapse of restrictions on Restricted Stock; or (d) the making of a Disqualifying Disposition (as defined in Paragraph 12(b)), the Company may require the employee to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income.


 21. Governing Law and Construction of the Plan. The validity and construction of the Plan and the instruments evidencing Options and Restricted Stock shall be governed by the laws of the State of Delaware. In construing the Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                      ___________________

     Adopted by the Board of Directors on November 1, 1994

     Approved by the Shareholders on November 2, 1994

     Amended by the Board of Directors on May 10, 1995 with the Approval of Stockholders on December 26, 1995